SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]



-----------------------
EQUITY/GROWTH
-----------------------

Scudder Capital
Growth Fund













Annual Report
September 30, 2000



The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk compared with other growth mutual funds.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      25   Notes to Financial Statements

                      32   Report of Independent Accountants

                      33   Tax Information

                      34   Shareholder Meeting Results

                      35   Officers and Trustees

                      36   Investment Products and Services

                      38   Account Management Resources

Scudder Capital Growth Fund
--------------------------------------------------------------------------------
Class AARP                 ticker symbol ACGFX                  fund number 198
Class S                    ticker symbol SCPGX                  fund number 398
--------------------------------------------------------------------------------

Date of Inception:       o        The fund's Class AARP shares returned 26.01%
11/30/84                          for the 12-month period, beating the 13.30%
                                  return of its unmanaged benchmark, the S&P
Total Net Assets as               500, and the 17.72% average return for the
of 9/30/00--                      large-cap core fund category, as calculated
                                  by Lipper Inc.^1
Class AARP:
$2 billion               o        While growth equity investors saw a great
                                  deal of volatility, particularly after March
Class S:                          of this year, the fund's more conservative
$7 million                        approach to growth investing enabled it to
                                  hold up well relative to its peer group.
                                  Moreover, these results are in line with our expectations as our strategy is designed to participate in broad advances made by growth stocks generally, while limiting volatility relative to more aggressive growth funds and indices.

                         o We believe the market will remain very selective, rewarding only those companies that are able to consistently demonstrate above-average earnings growth.




^1  Lipper Inc. is an independent analyst of investment performance.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,


An ongoing battle for market dominance between "new economy" technology and Internet stocks and more conservative value-oriented stocks resulted in a volatile market environment during much of the past 12 months. Early in the period, a combination of strong economic momentum, moderate inflation, and an improving corporate profits outlook helped to ease concerns about the impact of rising energy and labor prices and the threat of a more aggressive monetary tightening by the Federal Reserve Board (the Fed). In the spring, however, leadership shifted from technology and Internet stocks as financial and cyclical sectors responded favorably to a more benign economic outlook. At the same time, investors once again focused on valuation and earnings, shied away from companies with unproven business plans and no current earnings, and sought out more seasoned and reasonably valued companies.

We believe Scudder Capital Growth Fund (formerly AARP Capital Growth Fund), which seeks to invest in quality growing companies while paying attention to valuation and risk management, was well positioned for this environment. The fund uses an investment approach known as GARP, or Growth at a Reasonable Price, a relatively conservative style of growth investing designed to weather volatile periods within the market cycle.

Over the past 12 months, Class AARP shares of the fund outperformed both its benchmark, the S&P 500 Index, and the average for funds in the large-cap core fund category. For more information on the market environment and management's approach to stockpicking, please turn to the Portfolio Management Discussion that begins on page 9.

Thank you for your continued interest in Scudder Capital Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337) or visit our Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Capital Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                             September 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


              Scudder Capital
              Growth Fund --      Standard & Poor's
              Class AARP          500 Index*

      '90         10000               10000
      '91         14281               13115
      '92         14843               14567
      '93         18484               16461
      '94         17616               17068
      '95         21750               22144
      '96         25223               26645
      '97         37009               37426
      '98         35754               40811
      '99         48922               52165
      '00         61644               59101

                        Yearly periods ended September 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                             Total Return
                               Growth of                               Average
Period ended 9/30/2000          $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder Capital Growth Fund
--------------------------------------------------------------------------------
1 year                         $  12,601               26.01%           26.01%
--------------------------------------------------------------------------------
5 year                         $  28,342              183.42%           23.16%
--------------------------------------------------------------------------------
10 year                        $  61,644              516.44%           19.95%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*
--------------------------------------------------------------------------------
1 year                         $  11,330               13.30%           13.30%
--------------------------------------------------------------------------------
5 year                         $  26,689              166.89%           21.67%
--------------------------------------------------------------------------------
10 year                        $  59,101              491.01%           19.43%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER CAPITAL GROWTH FUND -- CLASS AARP TOTAL RETURN (%) AND STANDARD & POOR'S 500 INDEX* TOTAL RETURN (%)

                                     Yearly periods ended September 30
             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)   42.81   3.94  24.53  -4.70   23.47  15.97  46.72  -3.39  36.83  26.01
------------------------------------------------------------------------------------
Index Total
Return (%)   31.15  11.07  13.00   3.68   29.74  20.32  40.46   9.04  27.82  13.30
------------------------------------------------------------------------------------
Net Asset
Value ($)    30.23  30.30  36.20  31.74   38.36  43.47  57.84  51.24  62.68  73.41
------------------------------------------------------------------------------------
Income
Dividends
($)            .59    .23    .14    .05     .01    .39    .41    .31    .24    .04
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)           1.79    .94   1.21   2.90     .64    .51   3.99   4.31   6.55   5.40
------------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of domestic stocks through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares. In addition, the Fund commenced offering Class S shares. The total return information provided is for the Fund's Class AARP shares.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                              September 30, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                            The fund remains
Common Stocks               97%                      close to fully invested
Cash Equivalents             3%                                  in domestic
------------------------------------                          growth stocks.
                           100%
------------------------------------






--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                     The fund's diversified
                                                     approach and attention
Technology                  28%                     to risk management have
Health                      17%                     helped mitigate losses,
Financial                   11%                         particularly in the
Media                        7%                          technology sector.
Energy                       7%
Communications               7%
Manufacturing                7%
Consumer Staples             7%
Consumer Discretionary       5%
Other                        4%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(32% of Portfolio)                                      The fund's top holdings
                                                          reflect our desire to
  1.     General Electric Co.                          invest in companies that
         Producer of electrical equipment                        we believe can
                                                            provide growth at a
  2.     Pfizer, Inc.                                         reasonable price.
         Manufacturer of prescription pharmaceuticals and non-prescription self medications

  3.     Cisco Systems, Inc.
         Manufacturer of computer network products

  4.     American Express Co.
         Provider of travel-related, financial advisory and international banking services

  5.     Sun Microsystems, Inc.
         Manufacturer of high-performance workstations, servers and software

  6.     Microsoft Corp.
         Developer of computer software

  7.     Intel Corp.
         Producer of semiconductor memory circuits

  8.     EMC Corp.
         Provider of enterprise storage systems, software, networks and services

  9.     Citigroup, Inc.
         Provider of diversified financial services

 10.     American International Group, Inc.
         Provider of insurance services




For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                             September 30, 2000

In the following interview, William F. Gadsden, portfolio manager of the Scudder Capital Growth Fund, discusses the fund's strategy and the market environment during the twelve-month period ended September 30, 2000.

Q: How did the fund perform over the period?

A: The fund's Class AARP shares returned 26.01% during the period, beating the 13.30% return of its unmanaged benchmark, the S&P 500. In addition, the fund's returns placed it ahead of the 17.72% average of the Lipper large-cap core fund category. While growth equity investors saw a great deal of volatility, particularly after March of this year, our more conservative approach to growth investing enabled the fund to hold up well relative to its peer group.

Q: Could you tell us a little more about your growth investing strategy?

A: We use an approach known as GARP, or Growth at a Reasonable Price. We believe this approach should help us outperform on a long-term basis by fully participating in broad advances while limiting portfolio volatility and risk in the event that conditions become less favorable. Additionally, our approach helps us assess opportunities in sectors that are often not represented in traditional growth styles. We believe that good companies that offer superior long-term growth characteristics, and the strength of a competitive franchise to sustain them, are worth more than less reliable companies that are often "cheap" for a reason. On the other hand, when a stock reaches a price that we believe to be excessive in light of its long-term growth prospects, we will generally trim the position to avoid what may be substantial downside risk in the event of a disappointment. In short, GARP is a disciplined methodology that has allowed us to participate in some of the market's biggest winners, and to avoid an inordinate number of negative surprises.

Q: Please give us an overview of the market and how it impacted the fund.

A: Market volatility was quite high during much of the period. Late last year and early this year, a combination of strong economic momentum, moderate inflation, and an improving corporate profits outlook helped to alleviate prior concerns about the impact of rising energy and labor prices and the threat of a more aggressive monetary tightening by the Federal Reserve Board (the Fed).

In March, however, leadership shifted from technology and Internet stocks as financial and cyclical sectors responded favorably to a more benign economic outlook and interest rate stability. Throughout the summer, rapid sector rotation resulted in increased market volatility. Many of the top contributors to the S&P 500 in the second quarter were health care companies such as Pfizer and Merck, while many of the poorest performers were technology stocks, including Microsoft and Cisco Systems. In many ways, the first quarter's laggards took the lead in the second quarter, as investors once again focused on valuation and earnings. They shied away from companies with unproven business plans and no current earnings, and sought out more seasoned and reasonably valued companies.

In August, a strong rally in growth stocks gave way to profit taking brought about by concerns as to how the now-slowing economy, higher oil prices, and a weak euro currency will impact corporate earnings. In September, the selling intensified. Many bellwether companies, across different economic sectors, pre-announced that earnings would likely fail to meet expectations. The most visible pre-announcements came in technology, which reinforced investor concerns that third-quarter revenues and earnings may be significantly lower than anticipated and not attributable to company-specific factors. Throughout the third quarter, however, the fund's diversified approach and attention to risk management helped mitigate losses, particularly in the technology sector. The benefit of this approach can be seen in the performance of the fund's technology holdings, which declined 7.73% during the quarter, compared with a 13.48% decline for the technology sector of the S&P 500.

Q: What industries and stocks have had the greatest impact on performance?

A: Over the past year, portfolio sector weightings had a slightly positive impact on performance relative to the S&P 500 Index. The fund was helped by underweighted positions in basic industries and communications, two of the market's poorest performing sectors. A low inflation environment and a lack of pricing power for many companies operating in these sectors contributed to the weakness. The fund also benefited from its moderate overweightings, relative to the S&P 500, in technology and health care, which both outperformed. These sectors have traditionally housed many of the market's top growth companies and have historically been well represented in our investment style. Mild underweightings in the utility and financial sectors detracted from performance. Both groups had been fairly depressed and performed well in reaction to declining interest rates.

The fund's outperformance versus the benchmark was primarily attributable to good stock selection. This result is by design as we seek to identify the best companies within the different economic sectors. Our issue selections added value across several economic sectors but the greatest contributions came from technology, health care, and financials. Technology holdings were led by EMC, Corning, and Sun Microsystems, which all outperformed dramatically. Our small allocations to biotech companies Genentech and Immunex Corp. nicely complemented long-time holdings in drug stocks such as Eli Lilly and Pfizer. Strength in the finance sector of the portfolio was broad as American International Group, American Express, and Citigroup all benefited from declining interest rates and continue to post strong operating results.

Q: Where do you see things going from here in technology?

A: First, we see no quick resolution to the antitrust litigation involving Microsoft. However, when the legal situation stabilizes, we think investors will focus on the company's good fundamentals and the wider acceptance of Windows 2000 at the corporate level. Also, the market has refocused its attention on fundamentals. This means that while investors are looking for growth, they want growth at a reasonable price. This renewed focus on valuation is the reason many high-flying stocks came crashing down. We don't think this is a temporary situation. A market focused on fundamentals should benefit the fund's portfolio. Holdings such as Pepsi and Pfizer are all solid companies with strong earnings but with stock prices that had been depressed by the singular focus on technology. At the same time, many of the fundamentally sound technology companies the fund holds have begun to regain their footing. In fact, we have recently added to select technology holdings on short-term weakness.

Q: What's your outlook for the markets in general?

A: We continue to believe the market will remain very selective, rewarding only those companies that are able to consistently demonstrate above-average earnings growth. In this environment, we believe our focus on risk control and identifying companies with dominant competitive positions and the ability to sustain superior earnings growth is particularly important.

Scudder Capital Growth Fund:
A Team Approach to Investing

Scudder Capital Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Portfolio manager William F. Gadsden joined the Adviser in 1983 and is responsible for the fund's investment strategy and daily operation. Mr. Gadsden has over 18 years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

 Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.
    Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.
 Monetary Policy  The decision of a central bank to control the level of economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.
   S&P 500 Index  A capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is commonly used as a performance benchmark for stock funds.
    Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.
       Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                    as of September 30, 2000
--------------------------------------------------------------------------------

                                                     Principal
                                                     Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 2.8%
--------------------------------------------------------------------------------


 State Street Bank and Trust Company, 6.48%, to be
    repurchased at $67,678,527 on 10/2/2000**
    (Cost $67,642,000) ...........................   67,642,000    67,642,000


                                                       Shares
--------------------------------------------------------------------------------
Common Stocks 97.2%
--------------------------------------------------------------------------------

 Consumer Discretionary 4.6%
 Department & Chain Stores
 Home Depot, Inc. ................................      942,450    50,008,747
 Target Corp. ....................................      812,500    20,820,313
 Wal-Mart Stores, Inc. ...........................      872,700    41,998,688
                                                                -------------
                                                                  112,827,748
                                                                -------------
 Consumer Staples 6.4%
 Alcohol 1.1%
 Anheuser-Busch Companies, Inc. ..................      635,600    26,893,825
                                                                -------------
 Food & Beverage 3.5%
 Coca-Cola Co. ...................................      511,300    28,185,413
 PepsiCo, Inc. ...................................    1,284,900    59,105,400
                                                                -------------
                                                                   87,290,813
                                                                -------------
 Package Goods/Cosmetics 1.8%
 Colgate-Palmolive Co. ...........................      543,100    25,634,320
 Gillette Co. ....................................      579,500    17,892,063
                                                                -------------
                                                                   43,526,383
                                                                -------------
 Health 16.3%
 Biotechnology 3.7%
 Genentech, Inc. .................................      172,700    32,068,231
 Immunex Corp.* ..................................      322,200    14,015,700
 MedImmune, Inc.* ................................      251,900    19,459,275
 PE Corp.-PE Biosystems Group ....................      217,900    25,385,350
                                                                -------------
                                                                   90,928,556
                                                                -------------
 Medical Supply & Specialty 4.3%
 Baxter International, Inc. ......................      615,100    49,092,669
 Becton, Dickinson & Co. .........................      982,300    25,969,556
 Medtronic, Inc. .................................      594,200    30,786,988
                                                                -------------
                                                                  105,849,213
                                                                -------------


    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
-------------------------------------------------------------------

 Pharmaceuticals 8.3%
 Bristol-Myers Squibb Co. ...............     330,300    18,868,388
 Eli Lilly & Co. ........................     461,100    37,406,738
 Merck & Co., Inc. ......................     733,200    54,577,575
 Pfizer, Inc. ...........................   2,085,075    93,698,058
                                                      -------------
                                                        204,550,759
                                                      -------------
 Communications 6.8%
 Cellular Telephone 2.0%
 Nokia Oyj (ADR) ........................     618,500    24,624,031
 Vodafone Group plc (ADR) ...............     669,900    24,786,300
                                                      -------------
                                                         49,410,331
                                                      -------------
 Telephone/Communications 4.8%
 AT&T Wireless Group* ...................     776,900    16,217,788
 Broadwing, Inc.* .......................     880,100    22,497,556
 JDS Uniphase Corp.* ....................     300,300    28,434,656
 Qwest Communications International Inc.*     575,252    27,648,049
 Verizon Communications .................     482,250    23,358,984
                                                      -------------
                                                        118,157,033
                                                      -------------
 Financial 10.3%
 Banks 2.6%
 Citigroup, Inc. ........................   1,158,600    62,636,813
                                                      -------------
 Insurance 2.4%
 American International Group, Inc. .....     620,155    59,341,082
                                                      -------------
 Consumer Finance 3.0%
 American Express Co. ...................   1,210,800    73,556,100
                                                      -------------
 Other Financial Companies 2.3%
 Federal National Mortgage Association ..     285,100    20,384,650
 Marsh & McLennan Companies, Inc. .......     270,700    35,935,425
                                                      -------------
                                                         56,320,075
                                                      -------------
 Media 7.3%
 Advertising 1.5%
 Interpublic Group of Companies, Inc. ...     406,600    13,849,813
 Omnicom Group, Inc. ....................     307,500    22,428,281
                                                      -------------
                                                         36,278,094
                                                      -------------
 Broadcasting & Entertainment 2.8%
 Infinity Broadcasting Corp. "A"* .......     543,600    17,938,800
 Viacom, Inc. "B"* ......................     446,200    26,102,700




    The accompanying notes are an integral part of the financial statements.

                                           Shares       Value ($)
-----------------------------------------------------------------

 Walt Disney Co. ......................     618,000    23,638,500
                                                    -------------
                                                       67,680,000
                                                    -------------
 Cable Television 3.0%
 AT&T Corp.-- Liberty Media Group "A"*    2,164,600    38,962,800
 Comcast Corp. "A" ....................     854,600    34,985,188
                                                    -------------
                                                       73,947,988
                                                    -------------
 Service Industries 2.5%
 EDP Services 0.7%
 Electronic Data Systems Corp. ........     415,800    17,255,700
                                                    -------------
 Investment 0.5%
 Goldman Sachs Group, Inc. ............     119,600    13,626,925
                                                    -------------
 Miscellaneous Commercial Services 1.3%
 Siebel Systems, Inc.* ................     280,200    31,189,763
                                                    -------------
 Durables 1.9%
 Aerospace
 United Technologies Corp. ............     688,000    47,644,000
                                                    -------------
 Manufacturing 6.6%
 Diversified Manufacturing 4.9%
 General Electric Co. .................   2,077,100   119,822,706
                                                    -------------
 Industrial Specialty 1.7%
 Corning, Inc. ........................     140,100    41,609,700
                                                    -------------
 Technology 27.4%
 Computer Software 8.8%
 America Online, Inc.* ................     724,700    38,952,625
 i2 Technologies, Inc.* ...............      77,500    14,497,344
 Intuit, Inc.* ........................     639,900    36,474,300
 Microsoft Corp.* .....................   1,187,300    71,534,825
 Oracle Corp.* ........................     681,200    53,644,500
                                                    -------------
                                                      215,103,594
                                                    -------------
 Diverse Electronic Products 2.7%
 Applied Materials, Inc.* .............     562,800    33,381,075
 Dell Computer Corp.* .................     701,600    21,618,050
 Teradyne, Inc.* ......................     342,200    11,977,000
                                                    -------------
                                                       66,976,125
                                                    -------------


    The accompanying notes are an integral part of the financial statements.

                                                                     Shares       Value ($)
-------------------------------------------------------------------------------------------

 EDP Peripherals 2.9%
 EMC Corp.* .................................................         714,100    70,785,163
                                                                              -------------
 Electronic Components/Distributors 3.4%
 Cisco Systems, Inc.* .......................................       1,484,500    82,018,625
                                                                              -------------
 Electronic Data Processing 4.6%
 International Business Machines Corp. ......................         364,300    40,983,750
 Sun Microsystems, Inc.* ....................................         624,600    72,922,050
                                                                              -------------
                                                                                113,905,800
                                                                              -------------
 Semiconductors 5.0%
 Intel Corp. ................................................       1,720,800    71,520,750
 Vitesse Semiconductor Corp.* ...............................         302,900    26,939,169
 Xilinx, Inc.* ..............................................         282,200    24,163,375
                                                                              -------------
                                                                                122,623,294
                                                                              -------------
 Energy 7.0%
 Oil & Gas Production 4.1%
 Anadarko Petroleum Corp. ...................................         410,800    27,301,768
 Exxon Mobil Corp. ..........................................         571,448    50,930,303
 Nabors Industries, Inc.* ...................................         451,900    23,679,560
                                                                              -------------
                                                                                101,911,631
                                                                              -------------
 Oilfield Services/Equipment 2.9%
 BJ Services Company* .......................................         185,100    11,314,238
 Schlumberger Ltd. ..........................................         718,100    59,108,606
                                                                              -------------
                                                                                 70,422,844
                                                                              -------------
 Utilities 0.1%
 Electric Utilities
 Southern Energy Inc.* ......................................         108,000     3,388,500
                                                                              -------------

-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,648,298,422)                                     2,387,479,183
-------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,715,940,422) (a)                2,455,121,183
-------------------------------------------------------------------------------------------


*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $1,718,313,762. At September 30, 2000, net unrealized appreciation for all securities based on tax cost was $736,807,421. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $843,336,215 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $106,528,794.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 2000
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,715,940,422) ....................   $2,455,121,183
Cash .........................................................................           33,314
Receivable for investments sold ..............................................       13,214,680
Dividends receivable .........................................................          870,144
Interest receivable ..........................................................           24,351
Receivable for Fund shares sold ..............................................        3,364,514
Due from Adviser .............................................................           41,678
                                                                                ---------------
Total assets .................................................................    2,472,669,864

Liabilities
-----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       12,958,181
Accrued management fee .......................................................        1,242,429
Accrued Trustees' fees and expenses ..........................................           83,356
Other accrued expenses and payables ..........................................        1,058,489
                                                                                ---------------
Total liabilities ............................................................       15,342,455
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $2,457,327,409
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................      739,180,761
Accumulated net realized gain (loss) .........................................      259,183,443
Paid-in capital ..............................................................    1,458,963,205
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $2,457,327,409
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($2,450,334,402 /
   33,379,474 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ....................................   $        73.41

Class S
Net Asset Value, offering and redemption price per share ($6,993,007 / 95,255 outstanding shares of beneficial interest, $.01 par value, unlimited number
   of shares authorized) .....................................................   $        73.41



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended September 30, 2000
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $70,916) ..........   $  13,482,141
Interest ......................................................       4,081,733
                                                                ---------------
Total Income ..................................................      17,563,874
                                                                ---------------
Expenses:
Management fee ................................................      13,653,750
Services to shareholders ......................................       4,513,174
Custodian and accounting fees .................................         150,846
Administrative fee ............................................       1,572,375
Auditing ......................................................          47,109
Legal .........................................................          13,334
Trustees' fees and expenses ...................................         117,381
Reports to shareholders .......................................         356,032
Registration fees .............................................          51,146
Other .........................................................         247,033
                                                                ---------------
Total expenses, before expense reductions .....................      20,722,180
Expense reductions ............................................        (113,452)
                                                                ---------------
Total expenses, after expense reductions ......................      20,608,728
-------------------------------------------------------------------------------
Net investment income (loss)                                         (3,044,854)
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................     265,830,606
Net unrealized appreciation (depreciation) during the period
   on investments .............................................     202,013,652
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          467,844,258
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 464,799,404
-------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Years Ended September 30,
Increase (Decrease) in Net Assets                             2000             1999
----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    (3,044,854)   $     1,142,518
Net realized gain (loss) on investment transactions       265,830,606        151,447,604
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......       202,013,652        301,659,944
                                                     ---------------- ------------------
Net increase (decrease) in net assets resulting
   from operations ................................       464,799,404        454,250,066
                                                     ---------------- ------------------
Distributions to shareholders from:
Net investment income-- Class AARP ................        (1,021,664)        (5,808,380)
Net realized gains-- Class AARP ...................      (154,688,680)      (158,014,903)
                                                     ---------------- ------------------
Total distributions ...............................      (155,710,344)      (163,823,283)
                                                     ---------------- ------------------
Fund share transactions:
Proceeds from shares sold .........................       628,729,790        328,380,919
Reinvestment of distributions .....................       147,667,614        155,712,173
Cost of shares redeemed ...........................      (363,478,388)      (286,536,164)
                                                     ---------------- ------------------
Net increase (decrease) in net assets from Fund
   share transactions .............................       412,919,016        197,556,928
                                                     ---------------- ------------------
Increase (decrease) in net assets .................       722,008,076        487,983,711
Net assets at beginning of period .................     1,735,319,333      1,247,335,622
Net assets at end of period (including
   undistributed net investment income of $940,626
   at September 30, 1999) .........................   $ 2,457,327,409    $ 1,735,319,333



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP (a)

------------------------------------------------------------------------------------
Years Ended September 30,                2000(b)  1999(b)  1998(b) 1997(b)   1996
------------------------------------------------------------------------------------
Net asset value, beginning of period    $62.68   $51.24   $57.84   $43.47  $38.36
                                        --------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)            (.10)     .04      .28      .34     .42
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      16.27    18.19    (2.26)   18.43    5.59
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations       16.17    18.23    (1.98)   18.77    6.01
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                   (.04)    (.24)    (.31)    (.41)   (.39)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           (5.40)   (6.55)   (4.31)   (3.99)   (.51)
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total distributions                    (5.44)   (6.79)   (4.62)   (4.40)   (.90)
------------------------------------------------------------------------------------
Net asset value, end of period          $73.41   $62.68   $51.24   $57.84  $43.47
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                         26.01    36.83   (3.39)    46.72   15.97
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)   2,450    1,735    1,247    1,228     826
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             .91(c)   .91      .87      .92     .90
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             .90(c)   .91      .87      .92     .90
------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                       (.13)     .07      .50      .70    1.05
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 66       68       53       39      65
------------------------------------------------------------------------------------


(a) On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares.

(b)      Based on monthly average shares outstanding during the period.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.90% and 0.90%, respectively (see Notes to Financial Statements).

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class S

--------------------------------------------------------------------------------
                                                                       2000(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $76.71
                                                                      ----------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss)                                          (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions   (3.28)
                                                                      ----------
--------------------------------------------------------------------------------
  Total from investment operations (3.30) Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                                   --
--------------------------------------------------------------------------------
Net asset value, end of period                                        $73.41
                                                                      ----------
--------------------------------------------------------------------------------
Total Return (%)                                                       (4.30)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     7
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .89*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.15)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               66
--------------------------------------------------------------------------------


(a) For the period from July 17, 2000 (commencement of sale of Class S) to September 30, 2000.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Capital Growth Fund (the "Fund"), formerly AARP Capital Growth Fund, a series of AARP Growth Trust, is a diversified series of Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

On July 17, 2000, the Fund was reorganized from AARP Capital Growth Fund into Class AARP of Scudder Capital Growth Fund. Shares of Class AARP are especially designed for members of AARP. In addition, the Fund commenced offering Class S shares. The two classes of shares provide investors with different purchase options. Investment income, realized and unrealized gains and losses, certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements. Effective July 17, 2000, there are no class-specific expenses.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there is no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $1,682,169,699 and $1,447,457,222, respectively.

C. Related Parties

As described in Note F, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load, open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective July 17, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Prior to July 17, 2000, under the investment management agreement (the "Management Agreement") between AARP Growth Trust, on behalf of the Fund, and Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the management fee consisted of two elements: a Base Fee and an Individual Fund Fee. The Base Fee was calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets") except the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios, and each AARP Fund paid, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds (excluding the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios). The Annual Base Fee was calculated as follows: 0.35% of the first $2,000,000,000 of such net assets, 0.33% of the next $2,000,000,000 of such net assets, 0.30% of the next $2,000,000,000 of such net assets, 0.28% of the next $2,000,000,000 of such net assets, 0.26% of the next $3,000,000,000 of such net assets, 0.25% of the next $3,000,000,000 of such net assets and 0.24% of such net assets thereafter. In addition to the Base Fee, the Fund agreed to pay the Adviser a flat Individual Fund Fee based on the average daily net assets of the Fund. The Individual Fund Fee Rate recognized the different characteristics of the Fund, and the varying levels of complexity of investment research and securities trading required to manage the Fund. The Individual Fund Fee Rate was calculated at 0.32% of the average daily net assets of the Fund. As manager of the assets of the Fund, the Adviser directed the investments of the Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Adviser, under the Management Agreement, provided certain administrative services in accordance with such Agreement. The Adviser also had a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and paid portions of its investment management fee to AFSC.

Effective July 17, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Agreement") with Scudder Kemper. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Adviser, under the Agreement, will provide certain administrative services in accordance with such Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.58% on the first $3,000,000,000 of average daily net assets, 0.555% on the next $1,000,000,000 of such net assets and 0.53% of such net assets in excess of $4,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended September 30, 2000, the fees pursuant to the Management Agreement and the Agreement amounted to $13,653,750, which was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Effective July 17, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal) under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period July 17, 2000 through

September 30, 2000, the Administrative Agreement expense charged to the Fund amounted to $1,572,375, of which $642,634 is unpaid at September 30, 2000.

Other Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to July 17, 2000, the amount charged to the Fund by SSC aggregated $3,213,530, of which $178,698 is unpaid at September 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to July 17, 2000, the amount charged to the Fund by STC aggregated $9,838.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to July 17, 2000, the amount charged to the Fund by SFAC aggregated $142,859, of which $6,956 is unpaid at September 30, 2000.

Effective July 17, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 2000, Trustees' fees and expenses aggregated $34,025. In addition, a one-time fee of $83,356 was accrued by Class AARP prior to July 17, 2000, for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $41,678 of such costs.

Other Related Parties. Effective July 17, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2000, the Fund's custodian fees were reduced by $735. Prior to July 17, 2000, transfer agent fees were reduced by $71,039.

Effective July 17, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

G. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                               Year Ended                          Year Ended
                           September 30, 2000                  September 30, 1999
                   ---------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
----------------------------------------------------------------------------------------
Class AARP* .....       8,686,235   $  621,165,954        5,450,539   $  328,380,919
Class S** .......          99,271        7,563,836               --               --
                                    $  628,729,790                    $  328,380,919

Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------------
Class AARP* .....       2,060,958   $  147,667,614        2,723,193   $  155,712,173
Class S** .......              --               --               --               --
                                    $  147,667,614                    $  155,712,173

Shares redeemed
----------------------------------------------------------------------------------------
Class AARP* .....     (5,053,818)   $(363,174,055)      (4,829,916)   $(286,536,164)
Class S** .......         (4,016)        (304,333)               --               --
                                    $(363,478,388)                    $(286,536,164)

Net increase (decrease)
----------------------------------------------------------------------------------------
Class AARP* .....       5,693,375   $  405,659,513        3,343,816   $  197,556,928
Class S** .......          95,255        7,259,503               --               --
                                    $  412,919,016                    $  197,556,928


* On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares.

** For the period from July 17, 2000 (commencement of sale of Class S) to September 30, 2000.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Investment Trust and the Shareholders of Scudder Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Capital Growth Fund (formerly AARP Capital Growth Fund) (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
November 17, 2000

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The Class AARP shares of the Fund paid distributions of $5.40 per share from net long-term capital gains during its year ended September 30, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $232,000,000 as capital gain dividends for its year ended September 30, 2000, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                        (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Capital Growth Fund (the "fund"), a series of Investment Trust, formerly AARP Capital Growth Fund, a series of AARP Growth Trust, was held on July 11, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of AARP Growth Trust.


                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          18,378,814           530,943
   Linda C. Coughlin                             18,392,766           516,991
   Dawn-Marie Driscoll                           18,396,703           513,054
   Edgar R. Fiedler                              18,368,268           541,489
   Keith R. Fox                                  18,391,501           518,256
   Joan E. Spero                                 18,362,991           546,766
   Jean Gleason Stromberg                        18,397,319           512,438
   Jean C. Tempel                                18,394,142           515,615
   Steven Zaleznick                              18,375,981           533,776
--------------------------------------------------------------------------------

2. To approve an Agreement and Plan of Reorganization for the fund whereby all or substantially all of the assets and liabilities of the fund would be acquired by a new series of Investment Trust in exchange for shares of the AARP class of such series.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     17,341,138             831,065              673,103              64,451
--------------------------------------------------------------------------------

3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending September 30, 2000.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     18,340,946             209,046              359,765                 0
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                          William F. Gadsden*
   o  President and Trustee                    o  Vice President

 Henry P. Becton, Jr.                        William F. Glavin*
   o  Trustee; President, WGBH Educational     o  Vice President
      Foundation
                                             Valerie F. Malter*
 Dawn-Marie Driscoll                           o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow, Center   James E. Masur*
      for Business Ethics, Bentley College     o  Vice President

 Edgar R. Fiedler                            Ann M. McCreary*
   o  Trustee; Senior Fellow and Economic      o  Vice President
      Counsellor, The Conference Board,
      Inc.                                   Kathleen T. Millard*
                                               o  Vice President
 Keith R. Fox
   o  Trustee; General Partner,              Howard S. Schneider*
      The Exeter Group of Funds                o  Vice President

 Joan E. Spero                               John Millette*
   o  Trustee; President, The Doris            o  Vice President and Secretary
      Duke Charitable Foundation
                                             Kathryn L. Quirk*
 Jean Gleason Stromberg                        o  Vice President and
   o  Trustee; Consultant                         Assistant Secretary

 Jean C. Tempel                              John R. Hebble*
   o  Trustee; Managing Director,              o  Treasurer
      First Light Capital, LLC
                                             Brenda Lyons*
 Steven Zaleznick                              o  Assistant Treasurer
   o  Trustee; President and
      Chief Executive Officer,               Caroline Pearson*
      AARP Services, Inc.                      o  Assistant Secretary

 Thomas V. Bruns*                            *Scudder Kemper Investments, Inc.
   o  Vice President

 James M. Eysenbach*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       36

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.





SCUDDER
INVESTMENTS(SM)
[LOGO]

AARP Investment
Program from Scudder
PO Box 2540
Boston, MA 02208-2540
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group